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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - March 30, 2001
                        (Date of Earliest Event Reported)


                              GUILFORD MILLS, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-06922

        Delaware                                              13-1995928
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(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


4925 West Market Street, Greensboro, NC                        27407
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         (Address of principal                                Zip Code
           executive offices)


       Registrant's telephone number, including area code: (336) 316-4000


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51040.0001

Item 5.     Other Events.

                     Attached hereto as Exhibit 99.1 are amendments to the Guilford Mills, Inc. 1991 Stock Option Plan, as approved by the Compensation Committee of the Board of Directors of Guilford Mills, Inc. on February 1, 2001.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                     (c) Exhibits.

                           99.1     Amendments (effective as of February 1,
                                    2001) to the Guilford Mills, Inc. 1991 Stock
                                    Option Plan.














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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 GUILFORD MILLS, INC.

                                 By: /s/ Kim A. Thompson
                                     -----------------------------------------
                                     Name: Kim A. Thompson
                                     Title: Vice President and
                                             Chief Financial Officer


Dated: March 24, 2001











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
                                  EXHIBIT INDEX



Exhibit No.                                Description
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   99.1                Amendments (effective as of February 1, 2001) to the
                       Guilford Mills, Inc. 1991 Stock Option Plan.


















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